Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL
To Tender Shares of Common Stock
Pursuant to the Offer to Purchase for Cash
by
BENGAL ACQUISITION INC.
of
all outstanding Shares of Common Stock of BARRIER THERAPEUTICS, INC.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
NEW YORK CITY TIME, ON MONDAY, AUGUST 4, 2008, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

If delivering by mail: American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272	If delivering by hand or courier: American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

For assistance call: 877-892-8805

Delivery of this Letter of Transmittal to an address other than as set forth above does not constitute a valid delivery. Deliveries to Bengal Acquisition Inc. or Mellon Investor Services LLC, the Information Agent for the Offer, will not be forwarded to the Depositary and therefore will not constitute valid delivery to the Depositary.

Please read the entire Letter of Transmittal carefully, including the accompanying instructions, before completing this Letter of Transmittal.

Name(s) and Address of Registered Holder(s)	DESCRIPTION OF SHARES TENDERED
If there is any error in the name or address shown below, please make the necessary corrections	(Please fill in. Attach separate schedule if needed)
	Certificate No(s)	Number of Shares

TOTAL SHARES F

☐ Check this box if your certificate(s) has been lost, stolen, misplaced or mutilated. See Instruction 5 on the reverse side of this form.

SPECIAL PAYMENT INSTRUCTIONS

Complete ONLY if the check is to be issued in a name which differs from the name on the tendered certificate(s). Issue to:

Name:

Address:

(Please also complete Substitute Form W-9 on the reverse AND see instructions regarding signature guarantee. See Instructions 3, 4, 6 and 7)

SPECIAL DELIVERY INSTRUCTIONS

Complete ONLY if check is to be mailed to some address other than the address reflected above. See Instructions 4. Mail to:

Name:

Address:

YOU MUST SIGN IN THE BOX BELOW AND PROVIDE YOUR TAX ID NUMBER ON THE BACK OF THIS FORM

SIGNATURE(S) REQUIRED
Signature(s) of Registered Holder(s) or Agent

Must be signed by the registered holder(s) EXACTLY as name(s) appear(s) on stock certificate(s). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer for a corporation acting in a fiduciary or representative capacity, or other person, please set forth full title. See Instructions 2, 3 and 7.

Registered Holder

Registered Holder

Title, if any

Date:

Phone No.:

SIGNATURE(S) GUARANTEED (IF REQUIRED)
See Instruction 3.

Unless the shares are tendered by the registered holder(s) of the common stock, or for the account of a participant in the Securities Transfer Agent’s Medallion Program (“STAMP”), Stock Exchange Medallion Program (“SEMP”) or New York Stock Exchange Medallion Signature Program (“MSP”) (an “Eligible Institution”), the signature(s) must be guaranteed by an Eligible Institution. See Instruction 3.

Authorized Signature

Name of Firm

Address of Firm - Please Print

PLEASE READ THE FOLLOWING CAREFULLY,
SIGN AND COMPLETE THE W-9 FORM

Ladies and Gentlemen:

The undersigned hereby tenders to Bengal Acquisition Inc., a Delaware corporation (“Purchaser”), pursuant to an Offer to Purchase, dated July 8, 2008 (the “Offer to Purchase”), the above-described shares of common stock, par value $0.0001 per share (the “Shares”), of Barrier Therapeutics, Inc. at a price of $4.15 per Share net to the seller in cash (the “Offer Price”), without interest thereon, subject to reduction for (i) any dividends or other distributions declared thereon between June 23, 2008 and such time as the initial acceptance for payment by the Purchaser of any validly tendered and not properly withdrawn Shares pursuant to the offer (the “Acceptance Time”) and (ii) any applicable federal back-up withholding or other taxes payable by such holder, if any, upon the terms and subject to the conditions set forth in the Offer to Purchase and in this Letter of Transmittal (which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, collectively constitute the “Offer”) enclosed herewith. Receipt of the Offer is hereby acknowledged. The undersigned elects to have his or her Shares converted into the right to receive the Offer Price without interest thereon, subject to reduction for (i) any dividends or other distributions declared thereon between June 23, 2008 and the Acceptance Time and (ii) any applicable federal back-up withholding or other taxes payable by such holder, if any, upon the terms and subject to the conditions set forth in the Offer.

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Shares that are being tendered hereby, distributions, rights, other shares or other securities issued or issuable in respect thereof on or after 12:00 midnight on August 4, 2008 (collectively, “Distributions”) and irrevocably constitutes and appoints American Stock Transfer & Trust Company (the “Depositary”) the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Depositary, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser. The appointment of the Depositary as the undersigned’s true and lawful agent and attorney-in-fact will be effective, if, when and only to the extent that Purchaser accepts such Shares for payment pursuant to the Offer.

The undersigned hereby represents and warrants to Purchaser that the undersigned (i) has received the Offer and has reviewed the information contained in such Offer and (ii) was the registered holder of Shares represented by the Certificate submitted hereby on          , 2008 (the date on which this Letter of Transmittal is submitted). The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer (i) the Shares tendered hereby and (ii) all Distributions and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

The undersigned understands that the valid tender of the Shares pursuant to the procedures described in “The Offer — Section 3. Procedures for Tendering Shares” in the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the Purchase Price of all of the Shares tendered in the name(s) of the registered holder(s) appearing above under “Signature(s) of Registered Holder(s) or Agent.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the Purchase Price of all of the Shares tendered (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Name and Address of Registered Holder(s).” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, please issue the check for the Purchase Price of all Shares tendered (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check (and any accompanying documents, as appropriate) to the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

INSTRUCTIONS FOR TENDERING CERTIFICATES
(Please read carefully the instructions below)

1. Method of Delivery:  Your certificate(s) and the Letter of Transmittal must be sent or delivered to American Transfer & Trust Company (the “Depositary”). Do not send your certificates to Barrier Therapeutics, Inc., Stiefel Laboratories, Inc. or Bengal Acquisition Inc. The method of delivery of certificates to be Tendered to the Depositary at the address set forth on the front of this Letter of Transmittal is at the option and risk of the tendering stockholder. Delivery will be deemed effective only when received. If the certificate(s) are sent by mail, registered mail with return receipt requested and proper insurance is suggested.

2. Requirements of Tender:  This Letter of Transmittal is to be completed by stockholders tendering Shares pursuant to the Offer. This Letter of Transmittal properly completed and duly executed, with any required signature guarantees, and any other documents required by the Letter of Transmittal, must be received by the Depositary at one if its addresses set forth herein prior to 12:00 midnight, New York city time, on August 4, 2008, unless the Offer is extended.

3. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled “Description of Shares Tendered.” In such case, a new certificate for the Shares not purchased by Purchaser in the Offer will be sent to the person(s) signing this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

4. Payment in the Same Name:  If the check is issued in the same name as the tendered certificate is registered, the Letter of Transmittal should be completed and signed exactly as the tendered certificate is registered. Do not sign the stock certificate(s). Signature guarantees are not required if the certificate(s) tendered herewith are submitted by the registered owner of such shares who has not completed the section entitled “Special Payment Instructions” or are for the account of an Eligible Institution. If any of the shares tendered hereby are owned by two or more joint owners, all such owners must sign this Letter of Transmittal exactly as written on the face of the certificate(s). If any shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations. Letters of Transmittal executed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary capacity who are not identified as such in the registration must be accompanied by proper evidence of the signer’s authority to act.

5. Payment in Different Name:  If the section entitled “Special Payment Instructions” is completed, then signatures on this Letter of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity that is an Eligible Institution. If the tendered certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made to a person other than the signer of this Letter of Transmittal, or if the payment is to be made to a person other than the registered owner(s), then the tendered certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name(s) of the registered owners appear on such certificate(s) or stock power(s), with the signatures on the certificate(s) or stock power(s) guaranteed by an Eligible Institution as provided herein.

6. Special Payment and Delivery Instructions:  Indicate the name in which and address to which the check is to be sent if different from the name and/or address of the person(s) signing this Letter of Transmittal. If Special Payment Instructions have been completed, a Substitute Form W-9 must also be completed for the person named therein, and that person will be considered the record owner.

7. Letter of Transmittal Required; Tender of Certificate(s; Lost Certificate(s):  You will not receive your check unless and until you deliver this Letter of Transmittal, properly completed and duly executed, to the Depositary, together with the certificate(s) evidencing your shares and any required accompanying evidences of authority. If your certificate(s) has been lost, stolen, misplaced or destroyed, contact the Depositary for instructions at (877) 248-6417 or (718) 921-8317 prior to submitting your certificates for exchange. Any Barrier Therapeutics, Inc. stockholder who has lost certificates should make arrangements (which will include the posting of a bond or other satisfactory indemnification and an affidavit of loss) to replace lost certificates. Such arrangements should be made with Depositary.

8. Substitute Form W-9:  Under the federal income tax law, a non-exempt stockholder is required to provide the Depositary with such stockholder’s correct Taxpayer Identification Number (“TIN”) on the enclosed Substitute Form W-9. If the certificate(s) are in more than one name or are not in the name of the actual owner, consult the enclosed Substitute Form W-9 guidelines for additional guidance on which number to report. Failure to provide the information on the form may subject the tendering stockholder to 28% backup withholding on the payment of any cash. The tendering stockholder must check the box in Part 4 if a TIN has not been issued and the stockholder has applied for a number or intends to apply for a number in the near future. If a TIN has been applied for and the Depositary is not provided with a TIN before payment is made, the Depositary will withhold 28% on all payments to such tendering stockholders of any cash consideration due for their former shares. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details on what Taxpayer Identification Number to give the Depositary.

9. Stock Transfer Taxes:  If payment is to be made to any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable as a result of the transfer to such person will be deducted from the payment for such securities if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted. Except as provided in this Instruction 9, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in the Letter of Transmittal.

10. Revocation Tender:  Shares tendered pursuant to the Offer may be withdrawn at any time prior to the expiration of the Offer. After an effective withdrawal, you may change your election by submitting to the Depositary a completed replacement of this Transmittal Letter and any other documents required by the Offer for properly tendering Shares prior to the expiration of the Offer.

All questions as to the validity, form and eligibility of any tender of certificates will be determined by Bengal Acquisition Inc. and such determination shall be final and binding. Bengal Acquisition Inc. reserve the right to waive any irregularities or defects in the tender of any certificates. A tender will not be deemed to have been made until all irregularities have been cured or waived.

The Letter of Transmittal, certificates for shares and any other required documents should be sent or delivered by each stockholder of Barrier Therapeutics, Inc. or such stockholder’s bank, broker, dealer, trust company or other nominee to the Depositary at one of its addresses set forth below.

The Depositary for the Offer is:

If delivering by mail: American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department P.O. Box 2042 New York, New York 10272	If delivering by hand or courier: American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary.

Questions and requests for assistance may be directed to the Information Agent at the addresses set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. You may also contact your bank, broker, dealer, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

Mellon Investor Services LLC

480 Washington Boulevard
Jersey City, NJ 07310

For Information Call: 877-892-8805
Banks and Brokers Call: 201-680-5235

PAYER’S NAME: American Transfer & Trust Company
SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number

Department of the Treasury Internal Revenue Service	Part 2 — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Page 2 of enclosed Guidelines)

	Part 3 — Certification Under Penalties of Perjury, I certify that:	Part 4 — Awaiting TIN ☐

Payer’s Request for Taxpayer Identification Number (TIN) and Certification
(1) The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding and

(3) I am a U.S. person (including a U.S. resident alien).

Certification instructions — You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

	SIGNATURE	DATE

NAME

ADDRESS

CITY STATE ZIP CODE

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9

PAYER’S NAME: American Transfer & Trust Company

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

Signature	Date

NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

IMPORTANT TAX INFORMATION

Under current U.S. federal income tax law, a Stockholder who tenders Barrier stock certificates that are accepted for exchange may be subject to backup withholding. In order to avoid such backup withholding, the Stockholder must provide the Depositary with such Stockholder’s correct taxpayer identification number and certify that such Stockholder is not subject to such backup withholding by completing the Substitute Form W-9 provided herewith. In general, if a Stockholder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the Stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if the Barrier stock certificates are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Certain Stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such Stockholder must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status, on a properly completed Form W-8BEN, or successor form. Such statements can be obtained from the Depositary.

Failure to complete the Substitute Form W-9 will not, by itself, cause the Barrier stock certificates to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made pursuant to the merger. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

Give the SOCIAL
SECURITY number
For this type of account:		of —
1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Husband and wife (joint account)	The actual owner of the account or, if joint funds, the first individual on the account(1)
4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
5.	Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)
6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)
7.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

Give the EMPLOYER
IDENTIFICATION number
For this type of account:		of —
8.	Sole proprietorship account	The owner(4)
9.	A valid trust, estate or pension trust	The legal entity(5)
10.	Corporate account	The corporation
11.	Religious, charitable, or educational organization account	The organization
12.	Partnership account held in the name of the business	The partnership
13.	Association, club, or other tax-exempt organization	The organization
14.	A broker or registered nominee	The broker or nominee
15.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.
(4)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).
(5)	List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

Payees specifically exempted from backup withholding include:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Colombia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041,6041A, 6045, 6050A and 6050N.

Privacy Act Notice.  Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers. — If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.